Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Mission Community Bancorp (the “Company”) on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date herefo (the “Report”), I, Anita M. Robinson, CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.          The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the report fairly presents, in all material respects, the financial condition and operating results of the Company.

/s/ Anita M. Robinson
Anita M. Robison
Chief Executive Officer